SUPPLEMENT DATED AUGUST 14, 2002
TO
PROSPECTUS DATED MAY 1, 2002
FOR
SELECT FOUR PLUS VARIABLE AND FIXED ANNUITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Effective immediately, this Supplement replaces the Supplement dated August 1, 2002, and the above-captioned Prospectus is amended as follows. The first sub-section under the sub-heading "Optional Death Benefit Riders" is replaced in its entirely by the following disclosure:

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:

-	the amount payable under the basic death benefit (above), or

-

your Highest Account Value on any Account Anniversary before the Covered Person's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Account Anniversary Value.